NAVIGATOR EQUITY FUNDS
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      NAVIGATOR CLASS OF LEGG MASON VALUE TRUST, INC.
      NAVIGATOR CLASS OF LEGG MASON SPECIAL INVESTMENT TRUST, INC. NAVIGATOR CLASS OF LEGG MASON TOTAL RETURN TRUST, INC.
      NAVIGATOR CLASS OF LEGG MASON AMERICAN LEADING COMPANIES TRUST NAVIGATOR CLASS OF LEGG MASON BALANCED TRUST
      NAVIGATOR CLASS OF LEGG MASON U.S. SMALL-CAPITALIZATION
       VALUE TRUST




                                   NAVIGATOR SHARES PROSPECTUS JULY 31, 1999




                                                [GRAPHIC]
                                              HOW TO INVEST(SM)


     As with all mutual funds, the Securities and Exchange Commission has not passed upon the adequacy of this prospectus, nor has it approved or disapproved these securities. It is a criminal offense to state otherwise.

       TABLE OF CONTENTS

       ABOUT THE FUNDS:
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
              1     Investment objectives
              7     Principal risks
             10     Performance
             15     Fees and expenses of the funds
             16     Management

       ABOUT YOUR INVESTMENT:
       ------------------------------------------------------------------------

             18     How to invest
             19     How to sell your shares
             20     Account policies
             21     Services for investors
             22     Distributions and taxes
             23     Financial highlights

       LEGG MASON EQUITY FUNDS
[GRAPHIC]
       INVESTMENT OBJECTIVES
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       LEGG MASON VALUE TRUST, INC.

       INVESTMENT OBJECTIVE: long-term growth of capital

       PRINCIPAL INVESTMENT STRATEGIES:

       The fund invests primarily in equity securities that, in the adviser's opinion, offer the potential for capital growth. The adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the adviser's assessment of their intrinsic value. Intrinsic value, according to the adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies, the value of its assets, and the costs to replicate the business. Qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics, regulatory frameworks and more, are also important. Securities may be undervalued due to uncertainty arising from the availability of accurate information, economic growth and change, changes in competitive conditions, technological change, changes in government policy or geo-political dynamics, and more. The adviser takes a long-term approach to investing, generally characterized by long holding periods and low portfolio turnover. The fund generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size.

       The adviser typically sells a security when, in the adviser's assessment, the security no longer appears to offer a long-term above average risk-adjusted rate of return, when a more compelling investment opportunity is found, or when the investment basis no longer applies.

       The fund may also invest in debt securities of companies having one or more of the above characteristics. The fund may invest up to 25% of its total assets in long-term debt securities. Up to 10% of its total assets may be invested in debt securities rated below investment grade (commonly referred to as "junk bonds").

       For temporary defensive purposes, or when cash is temporarily available, the fund may invest without limit in investment grade, short-term debt instruments, including government, corporate and money market securities. The fund may not achieve its investment objective when so invested.

                                                      Legg Mason Equity Funds  1

       LEGG MASON TOTAL RETURN TRUST, INC.

       INVESTMENT OBJECTIVE: capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk

       PRINCIPAL INVESTMENT STRATEGIES:

       The fund invests primarily in securities that, in the adviser's opinion, offer the potential for long-term capital growth and attractive current income. The fund invests primarily in common stocks, debt securities, and securities convertible into common stocks, but is not limited to these types of securities. The fund may invest in securities that do not pay current income but do, in the adviser's opinion, offer prospects for capital appreciation and/or future income. The adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the adviser's assessment of their intrinsic value. Intrinsic value, according to the adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies, the value of its assets, and the costs to replicate the business. Qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics, regulatory frameworks and more, are also important. Securities may be undervalued due to uncertainty arising from the availability of accurate information, economic growth and change, changes in competitive conditions, technological change, changes in government policy or geo-political dynamics, and more. The fund may invest in companies of any size.

       The adviser typically sells a security when, in the adviser's assessment, the security no longer appears to offer long-term attractive total returns at reasonable risk, when a more compelling investment opportunity is found, or when the investment basis no longer applies.

       The fund may invest in money market securities for temporary defensive purposes, or when cash is temporarily available. The fund may not achieve its investment objective when so invested. Consistent with the investment objective, the fund may also invest in debt securities when the adviser believes the return on certain debt securities may equal or exceed the return on equity securities. The fund may invest in debt securities of any maturity of both foreign and domestic issuers without regard to rating, and may invest its assets in debt securities without regard to a percentage limit. The adviser currently anticipates that under normal market conditions, the fund will invest no more than 50% of its total assets in intermediate-term and long-term debt securities and no more than 5% of its total assets in debt securities not rated investment grade (commonly referred to as "junk bonds").

2  Legg Mason Equity Funds

       LEGG MASON SPECIAL INVESTMENT TRUST, INC.

       INVESTMENT OBJECTIVE: capital appreciation

       PRINCIPAL INVESTMENT STRATEGIES:

       The fund invests primarily in equity securities, and securities convertible into equity securities, of companies whose market capitalization are typically classified as small to mid-sized. The adviser defines small to mid-sized companies as those below the top 500 U.S. companies in terms of market capitalization. It also invests in "special situations" without regard to market capitalization. Special situations are companies undergoing unusual or possibly one-time developments that, in the opinion of the adviser, make them attractive for investment. Such developments may include actual or anticipated: sale or termination of an unprofitable part of the company's business; change in the company's management or in management's philosophy; a basic change in the industry in which the company operates; introduction of new products or technologies; or the prospect or effect of acquisition or merger activities.

       The adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the adviser's assessment of their intrinsic value. Intrinsic value, according to the adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies, the value of its assets, and the costs to replicate the business. Qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics, regulatory frameworks and more, are also important. Securities may be undervalued due to uncertainty arising from the availability of accurate information, economic growth and change, changes in competitive conditions, technological change, changes in government policy or geo-political dynamics, and more.

       The fund also invests in debt securities of companies having one or more of the above characteristics. The fund may invest up to 35% of its net assets in debt securities rated below investment grade (commonly referred to as "junk bonds"). The fund may invest up to 20% of its total assets in securities of companies involved in actual or anticipated reorganizations or restructurings.

       The adviser typically sells a security when, in the adviser's assessment, the security no longer appears to offer a long-term above average risk-adjusted rate of return, when a more compelling investment opportunity is found, or when the investment basis no longer applies.

       For temporary defensive purposes, or when cash is temporarily available, the fund may invest without limit in investment grade, short-term debt instruments, including government, corporate and money market securities. The fund may not achieve its investment objective when so invested.

                                                      Legg Mason Equity Funds  3

       LEGG MASON AMERICAN LEADING COMPANIES TRUST

       INVESTMENT OBJECTIVE: long-term capital appreciation and current income consistent with prudent investment risk

       PRINCIPAL INVESTMENT STRATEGIES:

       The fund invests primarily in securities that, in the adviser's opinion, offer the potential for capital appreciation and potential for current income. Under normal circumstances, the fund will seek to achieve its objective by investing at least 75% of its total assets in common stocks of Leading Companies that have market capitalizations of at least $5 billion, and at least 75% of stocks held by the fund will be dividend-paying stocks. The adviser defines a "Leading Company" as one that, in the opinion of the adviser, has attained a major market share in one or more products or services within its industry(ies) and possesses the financial strength and management talent to maintain or increase market share and profit in the future. Such companies are typically well known as leaders in their respective industries; most are found in the top half of the S&P 500.

       The adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the adviser's assessment of their intrinsic value. Intrinsic value, according to the adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies, the value of its assets, and the costs to replicate the business. Qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics, regulatory frameworks and more, are also important. Securities may be undervalued due to uncertainty arising from the availability of accurate information, economic growth and change, changes in competitive conditions, technological change, changes in government policy or geo-political dynamics, and more.

       The adviser typically sells a security when, in the adviser's assessment, the security no longer appears to offer a long-term above average risk-adjusted rate of return, when a more compelling investment opportunity is found, or when the investment basis no longer applies.

       Under normal circumstances, the fund expects to own a minimum of 35 different securities. The adviser currently anticipates that the fund will not invest more than 25% of its total assets in foreign securities.

       During periods when the adviser believes the return on certain debt securities may equal or exceed the return on equity securities, the fund may invest up to 25% of its total assets in debt securities, including government, corporate and money market securities, consistent with its investment objective. The fund may invest in debt securities of any maturity of both foreign and domestic issuers. The debt securities in which the fund may invest will be rated at least A by Standard & Poor's or Moody's, or deemed by the adviser to be of comparable quality.

       When cash is temporarily available, or for temporary defensive purposes, the fund may invest without limit in repurchase agreements and money market instruments, including high-quality short-term debt securities. The fund may not achieve its investment objective when so invested.

4  Legg Mason Equity Funds

       LEGG MASON BALANCED TRUST

       INVESTMENT OBJECTIVE: long-term capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk

       PRINCIPAL INVESTMENT STRATEGIES:

       Under normal conditions, the fund invests up to 75% of its assets in equity securities. The adviser emphasizes dividend-paying equity securities that, in the opinion of the adviser, offer the potential for long-term growth and common stocks or securities convertible into common stocks that do not pay current dividends but offer prospects for capital appreciation and future income. Stocks are selected based on value-oriented selection criteria, taking into consideration adequate portfolio diversification -- by sector and by industry, as well as by equity characteristics.

       The fund invests at least 25% of its assets in fixed income securities, including, without limitation, preferred stocks, bonds, debentures, municipal obligations, and mortgage-related securities; certificates of deposit; Treasury bills, notes, bonds and other obligations of the U.S. Government, its agencies and instrumentalities; high-quality commercial paper and other money market instruments; and repurchase agreements. The fund may invest in securities of any maturity, but, under normal circumstances, expects to maintain its portfolio of fixed income securities so as to have an average dollar-weighted maturity of between four and five years. No more than 5% of the fund's total assets will be invested in fixed income or convertible securities not rated at least BBB or Baa at the time of purchase, or comparable unrated securities.

       Fixed income security selection is based upon identifying those fixed income securities that the adviser deems to be undervalued, taking into consideration sector analysis, yield curve analysis and credit analysis. Absent the ability to find undervalued securities outside the Treasury sector, the adviser will hold Treasury securities. The adviser avoids making interest rate forecasts and, accordingly, the fund's fixed income portfolio maintains a duration that is similar to that of the fund's benchmark.

       The fund is managed as a balanced fund. This approach attempts to "balance" the potential for growth and greater volatility of stocks with the historically stable income and more moderate average price fluctuations of fixed income securities. The proportion of the fund's assets invested in each type of security will vary from time to time in accordance with the adviser's assessment of investment opportunities. It is currently anticipated that the fund will invest an average of 60% of its total assets in common stocks and preferred stocks and the remaining 40% in various fixed income securities. These percentages may vary in attempting to increase returns or reduce risk.

       The adviser typically sells a stock when, in the adviser's assessment, the gap between market price and intrinsic value is narrowed by reason of higher market prices or downward reassessment of intrinsic value by the adviser.

       The adviser typically sells a fixed income security when one of the following criteria is met: (1) a security reaches fair value and is no longer deemed to be undervalued based upon the adviser's analysis; (2) the adviser continues to find value in a particular sector but has identified a security in that sector that appears to offer more attractive valuation characteristics; or (3) a change in fundamentals has occurred that alters the adviser's view of the prospects for that particular security or sector.

                                                      Legg Mason Equity Funds  5

       LEGG MASON U.S. SMALL-CAPITALIZATION VALUE TRUST

       INVESTMENT OBJECTIVE: long-term capital appreciation

       PRINCIPAL INVESTMENT STRATEGIES:

       The fund invests at least 65% of its assets in domestic equity securities of small-capitalization value companies. The adviser regards small-capitalization companies as those whose market capitalizations at the time of investment range between $10 million and the median of the NYSE market capitalizations, currently about $1 billion. Value companies are those in the lower quartile of price/earnings valuation.

       The adviser's security selection process starts with a universe of small-capitalization value companies. From this universe, the adviser follows a disciplined security exclusion process focusing on eliminating companies with characteristics that the adviser has found to detract from long-term portfolio returns.

       First, the adviser adjusts stated earnings for any unusual and non-recurring gains or losses to reach true operating earnings and eliminates companies which no longer meet the adviser's low price/earnings criteria. Second, the adviser eliminates companies that have pre-announced earnings declines. Third, the adviser excludes companies which have experienced excessive price appreciation over and above the market. Fourth, the adviser reviews company-specific fundamentals to eliminate stocks that the adviser regards as having minimal potential to increase in value or that the adviser believes have substantial risk of decline.

       Portfolios are constructed from the companies that have passed through the adviser's stock exclusion process. Positions are purchased with attention to low cost transactions.

       The adviser sells companies when the adviser believes they are no longer valuable, no longer small-cap or if the fundamentals deteriorate.

       When cash is temporarily available, or for temporary defensive purposes, the fund may invest without limit in repurchase agreements and money market instruments. The fund may not achieve its investment objective when so invested. The adviser does not currently intend to invest in foreign securities.

6  Legg Mason Equity Funds

[GRAPHIC]
       PRINCIPAL RISKS
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       IN GENERAL -

       Investors could lose money by investing in the funds. There is no assurance that a fund will meet its investment objective. As with all mutual funds, an investment in any of these funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Unless otherwise stated, the following risks apply to each of the funds.

       MARKET RISK -

       Prices of equity securities generally fluctuate more than those of other securities. A fund may experience a substantial or complete loss on an individual stock. Market risk, the risk that stock prices will go down, may affect a single issuer, industry or sector of the economy or may affect the market as a whole.

       VALUE STYLE RISK -

       The value approach to investing involves the risk that those stocks may remain undervalued. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, while the market concentrates on "growth" stocks.

       Value funds often concentrate much of their investments in certain industries, and thus will be more susceptible to factors adversely affecting issuers within that industry than would a more diversified portfolio of securities.

       SMALL AND MID-SIZED COMPANY STOCKS - SPECIAL INVESTMENT TRUST AND SMALL-CAP VALUE TRUST

       Investing in the securities of smaller companies involves special risks. Among other things, the prices of securities of small and mid-sized companies generally are more volatile than those of larger companies; the securities of small companies generally are less liquid; and smaller companies generally are more likely to be adversely affected by poor economic or market conditions.

       It is anticipated that some of the portfolio securities of either Special Investment Trust or Small-Cap Value Trust may not be widely traded, and that a fund's position in such securities may be substantial in relation to the market for such securities. Accordingly, it may be difficult for a fund to dispose of such securities quickly at prevailing market prices.

       Investments in securities of companies with small market capitalizations are generally considered to offer greater opportunity for appreciation but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt fluctuations in market price than larger, more established companies. Small companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. In addition to exhibiting greater volatility, small cap stocks may, to a degree, fluctuate independently of larger cap stocks, I.E., small cap stocks may decline in price as the prices of large cap stocks rise or vice versa.

       COMPANY RISK - SPECIAL INVESTMENT TRUST

       Special Investment Trust invests in special situations, which are companies undergoing unusual or possibly one-time developments. These investments may involve greater risks of loss than investments in securities of larger, well-established companies with a history of consistent operating patterns. There is always a risk that the adviser will not properly assess the potential for an issuer's future growth, or that an issuer will not realize that potential.

       Investments in securities of companies being reorganized involve special risks, including difficulty in obtaining information as to the financial condition of such issuers and the fact that the market prices of such securities are subject to above-average price volatility.

                                                      Legg Mason Equity Funds  7

       FOREIGN SECURITIES RISK - ALL FUNDS EXCEPT SMALL CAP VALUE TRUST

       Investment in foreign securities presents certain risks, including those resulting from fluctuations in currency exchange rates, political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. These risks are intensified when investing in countries with developing economies and securities markets, also known as "emerging markets." Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation, withholding taxes and limitations on the use or removal of funds or other assets.

       INVESTMENT MODELS -

       The proprietary models used by each adviser to evaluate securities or securities markets are based on the adviser's understanding of the interplay of market factors and do not assure successful investment. The markets, or the prices of individual securities, may be affected by factors not foreseen in developing the models.

       INTEREST RATE AND CREDIT RISK OF DEBT SECURITIES -

       The market prices of debt securities generally decline when market interest rates increase, and increase when market interest rates decline. Generally, the longer the maturity of a fixed income security, the greater is the effect on its value when rates change.

       Debt securities are also subject to credit risk, I.E., the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which each fund invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality.

       Debt securities rated Baa/BBB or better, and unrated securities considered by a fund's adviser to be of equivalent quality, are considered investment grade. Moody's considers debt securities rated Baa to have speculative characteristics. Debt securities rated below Baa/BBB are deemed by the ratings agencies to be speculative and may involve major risk or exposure to adverse conditions. Those in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities.

       Securities rated below Baa/BBB are subject to greater fluctuations in value and risk of loss of income and principal due to default by the issuer, than are higher-rated securities. These securities may be less liquid than higher-rated securities, which means a fund may have difficulty selling them at times, and may have to apply a greater degree of judgment in establishing a price.

       CALL RISK -

       Many fixed income securities, especially those issued at high interest rates, provide that the issuer may repay them early. Issuers often exercise this right when interest rates are low. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed income securities experience when rates decline. Furthermore, the funds may reinvest the proceeds of the payoff at current yields, which are lower than those paid by the security that was paid off.





       SPECIAL RISKS OF MORTGAGE-BACKED SECURITIES - BALANCED TRUST

       Mortgage-backed securities represent an interest in a pool of mortgages. When market interest rates decline, many mortgages are refinanced, and mortgage-backed securities are paid off earlier than expected. The effect on the fund's return is similar to that discussed above for call risk. When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancing slows, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of mortgage securities is usually more pronounced than it is for other types of fixed income securities.

8  Legg Mason Equity Funds

       CONVERTIBLE SECURITIES -

       A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula.

       The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not.

       U.S. GOVERNMENT SECURITIES -

       U.S. Government securities include direct obligations of the U.S. Treasury and obligations issued by U.S. Government agencies and instrumentalities, including securities that are supported by: (1) the full faith and credit of the United States; (2) the right of the issuer to borrow from the U.S. Treasury; (3) the discretionary authority of the U.S. Treasury to lend to the issuer; and (4) solely the creditworthiness of the issuer. There is at least some possibility that Government securities not backed by the U.S. Treasury will default. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities can be expected to fluctuate in response to changes in interest rates.

       YEAR 2000 -

       Like other mutual funds (and most organizations around the world), the funds could be adversely affected by computer problems related to the year 2000. These could interfere with operations of the funds, their advisers, distributors and other outside service providers and could impact companies in which the funds invest.

       While no one knows if these problems will have any impact on the funds or on financial markets in general, the adviser and its affiliates and the other service providers to the funds have reported that they are taking steps to help protect fund investors. These include efforts to determine that the problem will not directly affect the systems used by major service providers.

       Whether these steps will be effective can only be known for certain in the year 2000.

                                                      Legg Mason Equity Funds  9

[GRAPHIC]
       PERFORMANCE
   ----------------------------------------------------------------------------

       Each fund has two authorized classes of shares: Primary class shares and Navigator class shares. Each class is subject to different expenses. The information below provides an indication of the risks of investing in a fund by showing changes in the fund's performance from year to year. Annual returns assume reinvestment of dividends and other distributions. Historical performance of a fund does not necessarily indicate what will happen in the future.

       Small-Cap Value Trust has been in operation for less than a full calendar year; thus, no performance information is presented for that fund. As of the date of this prospectus, the Navigator class of shares of Balanced Trust have not yet commenced operations. Shares of the Navigator class of American Leading Companies Trust were held by investors only during the period from October 4, 1996 to December 3, 1998; there were no Navigator shares of that fund outstanding on the date of this prospectus. The returns presented for Value Trust, Total Return Trust and Special Investment Trust are those of the Navigator Share class. Returns presented for American Leading Companies Trust and Balanced Trust are those of the Primary Share class, which is not offered in this prospectus. Primary Shares and Navigator Shares of each fund are invested in the same portfolio of securities. The annual returns for Primary Shares and Navigator Shares would differ only to the extent that Navigator Shares would pay lower expenses, and therefore would have higher returns.

       VALUE TRUST -- NAVIGATOR SHARES

         YEAR BY YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (%)*

         50%                                                      49.40
                42.18

         40%
                               39.82            38.49

         30%


         20%


         10%

                1995           1996              1997              1998


       * The fund's year-to-date total return as of June 30, 1999 is 18.58%.


           DURING THE FOUR CALENDAR YEARS ENDING DECEMBER 31, 1998:

                                         QUARTER ENDED        TOTAL RETURN
               -------------------- ---------------------- -------------------
                 BEST QUARTER:         DECEMBER 31, 1998       +36.15%
                 WORST QUARTER:       SEPTEMBER 30, 1998       -11.47%










       In the following table, average annual total returns as of December 31, 1998 are compared with the S&P 500 Index, a broad-based unmanaged index of common stocks commonly used to measure general stock market activity.

                                                        1 YEAR         LIFE OF CLASS
               ------------------------------------- -------------   ---------------------
                 VALUE TRUST -- NAVIGATOR SHARES        +49.40%        +41.88%(A)
                 S&P 500 INDEX                          +28.58%        +29.65%(B)

       (a) December 1, 1994 (commencement of operations) to December 31, 1998.
       (b) December 31, 1994 to December 31, 1998.

10  Legg Mason Equity Funds

       TOTAL RETURN TRUST -- NAVIGATOR SHARES


         YEAR BY YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (%)*

         42%
                                               39.03

         36%                32.55
                31.65

         30%


         24%


         18%


         12%


          6%                                                       0.57

                1995           1996              1997              1998

       * The fund's year-to-date total return as of June 30, 1999 is 8.62%.

           DURING THE FOUR CALENDAR YEARS ENDING DECEMBER 31, 1998:

                                    QUARTER ENDED        TOTAL RETURN
          -------------------- ---------------------- -------------------
            BEST QUARTER:           MARCH 31, 1995        +19.29%
            WORST QUARTER:      SEPTEMBER 30, 1998        -15.63%

       In the following table, average annual total returns as of December 31, 1998 are compared with the S&P 500 Index.

                                         1 YEAR        LIFE OF CLASS
          --------------------------- ------------   --------------------
            TOTAL RETURN TRUST --
            NAVIGATOR SHARES              +0.67%        +23.48(A)
            S&P 500 INDEX                +28.58%        +29.65(B)

       (a) December 1, 1994 (commencement of operations) to December 31, 1998.
       (b) December 31, 1994 to December 31, 1998.

                                                     Legg Mason Equity Funds  11

       SPECIAL INVESTMENT TRUST -- NAVIGATOR SHARES

         YEAR BY YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (%)*


         35%

                              30.04
         30%

                                                                   24.50
         25%    23.83                           23.44


         20%


         15%


         10%


          5%

                1995           1996              1997              1998


       * The fund's year-to-date total return as of June 30, 1999 is 14.74%.

           DURING THE FOUR CALENDAR YEARS ENDING DECEMBER 31, 1998:

                                    QUARTER ENDED        TOTAL RETURN
          -------------------- ---------------------- -------------------
            BEST QUARTER:         DECEMBER 31, 1998       +40.46%
            WORST QUARTER:       SEPTEMBER 30, 1998       -20.33%

       In the following table, average annual total returns as of December 31, 1998 are compared with the S&P 500 Index.

                                               1 YEAR         LIFE OF CLASS
            SPECIAL INVESTMENT TRUST --
            NAVIGATOR SHARES                   +24.50%         +24.72(A)
            S&P 500 INDEX                      +28.58%         +29.65(B)

       (a) December 1, 1994 (commencement of operations) to December 31, 1998.
       (b) December 31, 1994 to December 31, 1998.

12  Legg Mason Equity Funds

       AMERICAN LEADING COMPANIES TRUST -- PRIMARY SHARES*

         YEAR BY YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (%)**

         30%
                                               28.36

         25%                                                 23.75
                            22.94
                                                                         21.33
         20%


         15%


         10%


          5%
                (4.19)

         -5%     1994         1995             1996          1997         1998

       * Shares of the Navigator Class of American Leading Companies Trust were held by investors only during the period from October 4, 1996 to December 3, 1998; there were no Navigator Shares of that fund outstanding on the date of this prospectus. The fund's annual total return for Navigator Class shares as of December 31, 1997 was 25.29%; its total return for Navigator Class shares for the period January 1, 1998 to December 3, 1998 was 14.04% (not annualized). ** The fund's year-to-date total return for Primary Class shares as of June 30, 1999 is 14.00%.

   DURING THE FIVE CALENDAR YEARS OF PRIMARY CLASS ENDING DECEMBER 31, 1998:

                                    QUARTER ENDED       TOTAL RETURN
          -------------------- --------------------- -------------------
            BEST QUARTER:        DECEMBER 31, 1996        +12.47%
            WORST QUARTER  :     DECEMBER 31, 1994         -4.11%

       In the following table, average annual total returns as of December 31, 1998 are compared with the S&P 500 Index.

                                                1 YEAR              5 YEARS       LIFE OF CLASS
          ----------------------------------- --------------      ------------   --------------------
            AMERICAN LEADING COMPANIES --
            PRIMARY SHARES (E)                    +21.33%           +17.82%         +16.79%(A)
            S&P 500 INDEX                         +28.58%           +24.06%         +22.78%(B)
            AMERICAN LEADING COMPANIES --
            NAVIGATOR SHARES (E)                  +12.02%(C)          N/A           +24.30%(D)
            S&P 500 INDEX                         +28.58%           +24.06%         +31.37%(E)

       (a) September 1, 1993 (commencement of operations of Primary Class) to December 31, 1998.
       (b) September 30, 1993 to December 31, 1998.
       (c) December 3, 1997 to December 3, 1998 (redemption of all Navigator Class shares).
       (d) October 4, 1996 (commencement of operations of Navigator Class) to December 3, 1998 (redemption of all Navigator Class shares).
       (e) October 31, 1996 to December 31, 1998.

                                                     Legg Mason Equity Funds  13

       BALANCED TRUST -- PRIMARY SHARES

         YEAR BY YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (%)*

         20%
                          18.71

         16%


         12%


          8%
                                               5.60

          4%
                           1997                1998

       * The fund's year-to-date total return as of June 30, 1999 is 0.59%.

            DURING THE TWO CALENDAR YEARS ENDING DECEMBER 31, 1998:

                                    QUARTER ENDED        TOTAL RETURN
          -------------------- ---------------------- -------------------
            BEST QUARTER:         DECEMBER 31, 1998        +9.00%
            WORST QUARTER:       SEPTEMBER 30, 1998        -7.07%

       In the following table, average annual total returns as of December 31, 1998 are compared with the S&P 500 Index.

                                                    1 YEAR        LIFE OF CLASS
          -------------------------------------- ------------   --------------------
            BALANCED TRUST -- PRIMARY SHARES         +5.60%         +12.42(A)
            S&P 500                                 +28.58%         +31.69%(B)

       (a) October 1, 1996 (commencement of operations of Balanced Trust-Primary Shares) to December 31, 1998.
       (b) September 30, 1996 to December 31, 1998.

                                                     14  Legg Mason Equity Funds

[GRAPHIC]
       FEES AND EXPENSES OF THE FUNDS
   ----------------------------------------------------------------------------

       The table below describes the fees and expenses you will incur directly or indirectly as an investor in a fund. Each fund pays operating expenses directly out of its assets. Other expenses include transfer agency, custody, professional and registration fees.

       The fees and expenses shown are for the fiscal year ended March 31, 1999, and are calculated as a percentage of average net assets. As of the date of this prospectus Navigator Shares of Balanced Trust have not yet commenced operations. Shares of the Navigator class of American Leading Companies Trust were held by investors only during the period from October 4, 1996 to December 3, 1998; there were no Navigator Shares of that fund outstanding on the date of this prospectus.

                         ANNUAL FUND OPERATING EXPENSES
                  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------------------------------------------------
                                    VALUE        TOTAL         SPECIAL        AMERICAN        BALANCED      SMALL-CAP
  NAVIGATOR SHARES OF:             TRUST        RETURN      INVESTMENT     LEADING COS.        TRUST          VALUE
--------------------------------- ------       ------       ------         ----------------   ------         ------
  MANAGEMENT FEES (A)              0.67%        0.75%       0.73%              0.75%           0.75%          0.85%
  DISTRIBUTION AND/OR
  SERVICE (12B-1) FEES             NONE         NONE        NONE               NONE            NONE           NONE
  OTHER EXPENSES                   0.05%        0.07%       0.05%              0.18%           0.40%          0.43%
--------------------------------- ----------  ----------  ----------         ------         ------------   ------------
  TOTAL ANNUAL FUND
  OPERATING EXPENSES (A)           0.72%        0.82%       0.78%              0.93%           1.15%          1.28%

       (a) Legg Mason Fund Adviser, Inc. has voluntarily agreed to waive the management fee to the extent necessary to limit total operating expenses relating to Navigator Shares (exclusive of taxes, interest, brokerage and extraordinary expenses) as follows: for Total Return Trust and American Leading Companies Trust, 0.95% of each fund's average daily net assets attributable to Navigator Shares indefinitely; for Balanced Trust, 1.10% of average daily net assets attributable to Navigator Shares until July 31, 2000; and for Small-Cap Value Trust, 1.00% of average daily net assets attributable to Navigator Shares until July 31, 2000. These voluntary waivers may be terminated at any time. With the waiver, management fees and total annual fund operating expenses for the fiscal year ended March 31, 1999 would have been 0.47% and 0.90% for Small-Cap Value Trust and 0.70% and 1.10% for Balanced Trust. During the fiscal year ended March 31, 1999, no fee waivers were necessary for Total Return Trust or American Leading Companies Trust.

       EXAMPLE:

       This example helps you compare the cost of investing in a fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment in a fund, assuming (1) a 5% return each year, (2) the fund's operating expenses remain the same as shown in the table above, and (3) you redeem all of your shares at the end of the time periods shown. Actual returns may be higher or lower than 5% per year.

                                                 1 YEAR     3 YEARS     5 YEARS     10 YEARS
---------------------------------------------- ---------- ----------- ----------- -----------
          VALUE TRUST                          $    74    $   230     $   401     $    894
          TOTAL RETURN TRUST                   $    84    $   262     $   455     $  1,014
          SPECIAL INVESTMENT TRUST             $    80    $   249     $   433     $    966
          AMERICAN LEADING COMPANIES TRUS  T   $    97    $   303     $   525     $  1,166
          BALANCED TRUST                       $   117    $   365     $   633     $  1,398
          SMALL-CAP VALUE TRUST                $   130    $   406     $   702     $  1,545

                                                     Legg Mason Equity Funds  15

[GRAPHIC]
       MANAGEMENT
   ----------------------------------------------------------------------------
       MANAGEMENT AND ADVISERS:

       Legg Mason Fund Adviser, Inc. ("LMFA"), 100 Light Street, Baltimore, Maryland 21202, is the investment adviser for Value Trust, Total Return Trust, Special Investment Trust and American Leading Companies Trust. The adviser is responsible for making investment decisions and placing orders to buy or sell a particular security. The adviser has delegated investment advisory functions for Balanced Trust and Small-Cap Value Trust to separate advisers as described below.

       The adviser is also obligated to provide each fund with investment management and administrative services and to oversee the funds' relationships with outside service providers, such as the custodian, transfer agent, accountants, and lawyers.

       For its services during the fiscal year ended March 31, 1999, each fund paid the adviser a percentage of its average daily net assets (net of any fee waivers) as follows:

               VALUE TRUST                                0.67%
               TOTAL RETURN TRUST                         0.75%
               SPECIAL INVESTMENT TRUST                   0.73%
               AMERICAN LEADING COMPANIES TRUST           0.75%
               BALANCED TRUST                             0.70%
               SMALL-CAP VALUE TRUST                      0.47%

       The adviser acts as manager or adviser to private accounts and investment company portfolios with aggregate assets of over $19 billion as of June 30, 1999.

       LMFA has entered into investment advisory agreements with Bartlett & Co. ("Bartlett") and Brandywine Asset Management, Inc. ("Brandywine") to provide investment advisory services to Balanced Trust and Small-Cap Value Trust, respectively.

       Bartlett, 36 East Fourth Street, Cincinnati, Ohio 45202, is responsible for the actual investment management of Balanced Trust, which includes making investment decisions and placing orders to buy or sell particular securities. LMFA pays Bartlett a monthly fee of 66 2/3% of the fee it receives from Balanced Trust. Fees paid to Bartlett are net of any waivers. Bartlett provides investment advice to individuals, corporations, pension and profit sharing plans, trust accounts and mutual funds. Aggregate assets under management of Bartlett were approximately $3 billion as of June 30, 1999.

       Brandywine, 201 North Walnut Street, Wilmington, Delaware 19801, is responsible for the actual investment management of Small-Cap Value Trust, which includes making investment decisions and placing orders to buy or sell particular securities. LMFA pays Brandywine a monthly fee of 58.8% of the fee it receives from Small-Cap Value Trust, or 0.50% of Small-Cap Value Trust's average daily net assets. Fees paid to Brandywine are net of any waivers. Brandywine acts as adviser or sub-adviser to individuals, public funds, corporations, pension and profit sharing plans, Taft-Hartley Plans, endowments and foundations, as well as to three investment company portfolios.

       PORTFOLIO MANAGEMENT:

       William H. Miller, III, President of LMFA, has had primary responsibility for the day-to-day management of Value Trust since 1990. From Value Trust's inception in 1982, to November 1990, Mr. Miller co-managed that fund. Mr. Miller has also been primarily responsible for the day-to-day management of Special Investment Trust since its inception in 1985. Lisa
       O. Rapuano is assistant portfolio manager of Special Investment Trust. Mrs. Rapuano has been the analyst responsible for the technology, media and telecommunication sectors, as well as for some special situations outside these sectors, since joining LMFA in September 1994. From July 1991 to September 1994 she was an analyst at Franklin Street Partners, a money management firm.

       Nancy T. Dennin, Senior Vice President of LMFA, has primary responsibility for the day-to-day management of Total Return Trust. Prior to April 1, 1997, Mrs. Dennin and Mr. Miller co-managed the fund for slightly over six years. Mrs. Dennin has been employed at LMFA since 1985.

16  Legg Mason Equity Funds

       David E. Nelson, Senior Vice President of LMFA, has had primary responsibility for the day-to-day management of American Leading Companies Trust since March 9, 1998. Mr. Nelson was employed at Investment Counselors of Maryland from 1989-1998, where he was the portfolio manager for the UAM ICM Equity Portfolio from its inception on October 1, 1993 until 1998.

       Dale H. Rabiner, CFA and Woodrow H. Uible, CFA jointly manage Balanced Trust. Both are senior portfolio managers of Bartlett. Mr. Rabiner has been employed by Bartlett since 1983 and has served since then as Director of its Fixed Income Group. Mr. Uible has been employed by Bartlett since 1980, and has been a senior portfolio manager for over five years. He chairs Bartlett's Equity Investment Group, and is responsible for Bartlett's equity investment processes. Mr. Rabiner and Mr. Uible are members of Bartlett's Management Committee and Investment Policy Committee.

       Henry F. Otto and Steven M. Tonkovich jointly manage Small-Cap Value Trust. Both are Managing Directors of Brandywine. Mr. Otto has been employed at Brandywine since 1987, and has served as a senior portfolio manager for over five years. Mr. Tonkovich has been employed at Brandywine since 1989. He has been a senior portfolio manager and analyst for the past three years; prior thereto, he served as a portfolio manager.

       DISTRIBUTOR OF THE FUNDS' SHARES:

       Legg Mason Wood Walker, Incorporated, 100 Light Street, Baltimore, Maryland 21202, is the distributor of each fund's shares under separate Underwriting Agreements. Each Underwriting Agreement obligates Legg Mason to pay certain expenses in connection with offering fund shares, including compensation to its financial advisors, the printing and distribution of prospectuses, statements of additional information and shareholder reports (after these have been printed and mailed to existing shareholders at the funds' expense), supplementary sales literature and advertising materials.

       Legg Mason and the manager may pay non-affiliated entities out of their own assets to support the distribution of Navigator Shares and shareholder servicing.

       Legg Mason and the advisers are wholly owned subsidiaries of Legg Mason, Inc., a financial services holding company.

                                                     Legg Mason Equity Funds  17

[GRAPHIC]
       HOW TO INVEST
  ----------------------------------------------------------------------------
       Navigator Shares are currently offered for sale only to:

            - Institutional Clients of Legg Mason Trust Company for which they exercise discretionary investment management responsibility and accounts of the customers with such Institutional Clients ("Customers")

            - qualified retirement plans managed on a discretionary basis and having net assets of at least $200 million

            - clients of Bartlett who, as of December 19, 1996, were
              shareholders of Bartlett Short Term Bond Fund or Bartlett Fixed Income Fund and for whom Bartlett acts as an ERISA fiduciary

            - any qualified retirement plan of Legg Mason, Inc. or of any of its affiliates

            - Certain institutions who were clients of Fairfield Group, Inc. as of February 28, 1999 for investment of their own monies and monies for which they act in a fiduciary capacity

       Eligible investors may purchase Navigator Shares through a brokerage account at Legg Mason. The minimum initial investment is $50,000 and the minimum for each purchase of additional shares is $100. Institutional Clients may set different minimums for their Customers' investments in accounts invested in Navigator Shares.

       Customers of certain Institutional Clients that have omnibus accounts with the funds' transfer agent can purchase shares through those Institutions. The distributor may pay such Institutional Clients for account servicing. Institutional Clients may charge their Customers for services provided in connection with the purchase and redemption of shares. Information concerning these services and any applicable charges will be provided by the Institutional Clients. This Prospectus should by read by Customers in connection with any such information received by Institutional Clients. Any such fees, charges or requirements imposed by Institutional Clients will be in addition to the fees and requirements of this Prospectus.

       Certain institutions that have agreements with Legg Mason or the funds may be authorized to accept purchase and redemption orders on their behalf. Once the authorized institution accepts the order, you will receive the next determined net asset value. You should consult with your institution to determine the time by which it must receive your order to get that day's share price. It is the institution's responsibility to transmit your order to the fund in a timely fashion.

       Purchase orders received by Legg Mason before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) will be processed at the fund's net asset value as of the close of the exchange on that day. Orders received after the close of the exchange will be processed at the fund's net asset value as of the close of the exchange on the next day the exchange is open. Payment must be made within three business days to the selling organization.

       Primary Shares are offered through a separate prospectus.

18  Legg Mason Equity Funds

[GRAPHIC]
       HOW TO SELL YOUR SHARES
   ----------------------------------------------------------------------------
       To redeem your shares by telephone:
            - Call 1-800-822-5544

       Please have available the number of shares (or dollar amount) to be redeemed and the account number.

       The funds will follow reasonable procedures to ensure the validity of any telephone redemption request, such as requesting identifying information from callers or employing identification numbers. Unless you specify that you do not wish to have telephone redemption privileges, you may be held responsible for any fraudulent telephone order.

       Customers of Institutional Clients may redeem only in accordance with instructions and limitations pertaining to their account at the Institution.

       Redemption orders received by Legg Mason before the close of the exchange will be transmitted to the funds' transfer agent. Your order will be processed at that day's net asset value. Redemption orders received by Legg Mason after the close of the exchange will be processed at the closing net asset value on the next day the exchange is open.

       Your order will be processed promptly and you will generally receive the proceeds by mail to the name and address on the account registration within a week. You may also have your telephone redemption requests paid by a direct wire to a previously designated domestic commercial bank account.

       Payment of the proceeds of redemptions of shares that were recently purchased by check or acquired through reinvestment of dividends on such shares may be delayed for up to 10 days from the purchase date in order to allow for the check to clear.

       Each fund has reserved the right under certain conditions to redeem its shares in kind by distributing portfolio securities.

                                                     Legg Mason Equity Funds  19

[GRAPHIC]
       ACCOUNT POLICIES
  ----------------------------------------------------------------------------
       CALCULATION OF NET ASSET VALUE:

       Net asset value per Navigator Share is determined daily as of the close of regular trading on the New York Stock Exchange, on every day the exchange is open. To calculate each fund's Navigator Share price, the fund's assets attributable to Navigator Shares are valued and totaled, liabilities attributable to Navigator Shares are subtracted, and the resulting net assets are divided by the number of Navigator Shares outstanding. Each fund's securities are valued on the basis of market quotations or, lacking such quotations, at fair value as determined under the guidance of the Board of Directors.

       Securities for which market quotations are readily available are valued at the last sale price of the day for a comparable position, or, in the absence of any such sales, the last available bid price for a comparable position. Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by each fund's adviser to be the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost.

       Each fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.

       OTHER:

       Fund shares may not be held in, or transferred to, an account with any firm that does not have an agreement with Legg Mason or its affiliates.

       If your account falls below $500, the fund may ask you to increase your balance. If, after 60 days, your account is still below $500, the fund may close your account and send you the proceeds. A fund will not redeem accounts that fall below $500 solely as a result of a reduction in net asset value per share.

       Each fund reserves the right to:

            - reject any order for shares or suspend the offering of shares for a period of time

            - change its minimum investment amounts

            - delay sending out redemption proceeds for up to seven days. This generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions. The funds may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the SEC.

                                       20  Legg Mason Equity Funds

[GRAPHIC]
       SERVICES FOR INVESTORS
  ----------------------------------------------------------------------------
       CONFIRMATIONS AND ACCOUNT STATEMENTS:

       Confirmations will be sent to Institutional Clients after each transaction involving Navigator Shares which will include the total number of shares being held in safekeeping by the transfer agent. The transfer agent will send confirmations of each purchase and redemption transaction (except a reinvestment of dividends or capital gain distributions). Beneficial ownership of shares by Customer accounts will be recorded by the Institutional Client and reflected in their regular account statements.

       EXCHANGE PRIVILEGE:

       Navigator Shares of a fund may be exchanged for Navigator Shares of any of the other Legg Mason funds or the Legg Mason Cash Reserve Trust, provided these funds are eligible for sale in your state of residence. You can request an exchange in writing or by phone. Be sure to read the current prospectus for any fund into which you are exchanging.

       There is currently no fee for exchanges; however, you may be subject to a sales charge when exchanging into a fund that has one. An exchange of a fund's shares will be treated as a sale of the shares and any gain on the transaction may be subject to tax.

       Each fund reserves the right to:

            - terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from a fund in one calendar year

            - terminate or modify the exchange privilege after 60 days' written notice to shareholders

       Some Institutional Clients may not offer all of the Navigator Funds for exchange.

                                                     Legg Mason Equity Funds  21

[GRAPHIC]
       DISTRIBUTIONS AND TAXES
  ----------------------------------------------------------------------------
       Each fund declares dividends to holders of Navigator Shares out of its investment company taxable income (which generally consists of net investment income, any net short-term capital gain and net gains from certain foreign currency transactions) attributable to those shares. Value Trust, Total Return Trust and Balanced Trust declare and pay dividends from net investment income quarterly; they pay dividends from any net short-term capital gains and foreign currency gains annually. Special Investment Trust, American Leading Companies Trust and Small-Cap Value Trust declare and pay dividends from investment company taxable income following the end of each taxable year.

       Distributions of substantially all of each fund's net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally declared and paid after the end of the taxable year in which the gain is realized. A second distribution may be necessary in some years to avoid imposition of a federal excise tax.

       Your dividends and other distributions will be automatically reinvested in additional Navigator Shares of the distributing fund. If you wish to begin receiving dividends and/or other distributions in cash, you must notify the distributing fund at least 10 days before the next dividend and/or other distribution is to be paid.

       If the postal or other delivery service is unable to deliver your check, your distribution option will automatically be converted to having all dividends and other distributions reinvested in fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

       Fund dividends and other distributions are taxable to investors (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional Navigator Shares of the fund. Dividends from net investment company taxable income are taxable as ordinary income. Distributions of a fund's net capital gain are taxable as long-term capital gain, regardless of how long you have held your fund shares.

       The sale or exchange of fund shares may result in a taxable gain or loss, depending on whether the proceeds are more or less than the cost of your shares.

       Each fund's dividend and interest income, and gains realized from disposition of foreign securities, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions.

       A tax statement is sent to you at the end of each year detailing the tax status of your distributions.

       Each fund will withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the fund with a valid taxpayer identification number. Each fund will also withhold 31% of all dividends and capital gain distributions payable to such shareholders who are otherwise subject to backup withholding.

       Because each investor's tax situation is different, please consult your tax adviser about federal, state and local tax considerations.

22  Legg Mason Equity Funds

[GRAPHIC]
       FINANCIAL HIGHLIGHTS
  ----------------------------------------------------------------------------

       The financial highlights table is intended to help you understand each fund's financial performance for the past five years or since its inception. Total return represents the rate that an investor would have earned (or lost) on an investment in a fund, assuming reinvestment of all dividends and other distributions. Certain information reflects financial results for a single fund share. For Value Trust, Total Return Trust and Special Investment Trust, this information has been audited by their independent accountants, PricewaterhouseCoopers LLP, whose report, along with the funds' financial statements, is incorporated by reference into the Statement of Additional Information (see back cover) and is included in the annual report for these funds. For American Leading Companies Trust and Small-Cap Value Trust, this information has been audited by their independent auditors, Ernst & Young LLP, whose report, along with the funds' financial statements, is incorporated by reference into the Statement of Additional Information and is included in the annual report for these funds. The annual reports are available upon request by calling toll-free 1-800-822-5544.


                                                            INVESTMENT OPERATIONS
                                      ---------------------------------------------------------
                                               NET       NET REALIZED &
  FOR THE          NET ASSET               INVESTMENT     UNREALIZED           TOTAL FROM
  YEARS ENDED        VALUE,                  INCOME      GAIN (LOSS)ON          INVESTMENT
  MARCH 31,     BEGINNING OF YEAR            (LOSS)       INVESTMENTS           OPERATIONS
------------------------------------------------------------------------------------------
  VALUE TRUST -- NAVIGATOR SHARES
  1999          $    50.57               $      .20     $    25.13          $     25.33
  1998               34.30                      .35          18.55                18.90
  1997               27.08                      .41           8.75                 9.16
  1996               20.27                      .43           8.02                 8.45
  1995 (A)           18.76                      .12           1.40                 1.52
------------------------------------------------------------------------------------------
  SPECIAL INVESTMENT TRUST -- NAVIGATOR SHARES
  1999          $    37.12               $      .03     $     6.02          $      6.05
  1998               27.04                       --          11.58                11.58
  1997               25.26                      .02           3.17                 3.19
  1996               20.03                      .09           5.78                 5.87
  1995 (A)           19.11                      .07            .85                  .92
------------------------------------------------------------------------------------------
  TOTAL RETURN TRUST -- NAVIGATOR SHARES
  1999          $    24.87               $      .61     $    (2.36)         $     (1.75)
  1998               19.53                      .66           7.29                 7.95
  1997               16.52                      .65           3.48                 4.13
  1996               12.83                      .62           3.72                 4.34
  1995 (A)           12.66                      .15            .25                  .40
------------------------------------------------------------------------------------------
  AMERICAN LEADING COMPANIES TRUST -- NAVIGATOR SHARES
  1999 (D)      $    17.95               $      .08 (B)  $     .23          $       .31
  1998               14.71                      .10 (B)       4.99                 5.09
  1997 (E)           13.30                      .07 (B)       1.94                 2.01
------------------------------------------------------------------------------------------
  SMALL-CAP VALUE TRUST -- NAVIGATOR SHARES
  1999 (F)      $     9.92               $      .05 (C)  $   (2.09)         $     (2.04)

                                                     Legg Mason Equity Funds  23

                                     DISTRIBUTIONS
                  ------------------------------------------
                                FROM NET
  FOR THE          FROM NET     REALIZED                        NET ASSET
  YEARS ENDED    INVESTMENT     GAIN ON            TOTAL          VALUE,
  MARCH 31,        INCOME      INVESTMENTS     DISTRIBUTIONS   END OF YEAR
---------------------------------------------------------------------------
  VALUE TRUST -- NAVIGATOR SHARES
  1999          $      --     $    (1.41)     $       (1.41)  $    74.49
  1998               (.31)         (2.32)             (2.63)       50.57
  1997               (.41)         (1.53)             (1.94)       34.30
  1996               (.40)         (1.24)             (1.64)       27.08
  1995 (A)           (.01)            --               (.01)       20.27
---------------------------------------------------------------------------
  SPECIAL INVESTMENT TRUST -- NAVIGATOR SHARES
  1999          $      --     $    (2.66)     $       (2.66)  $    40.51
  1998                 --          (1.50)             (1.50)       37.12
  1997                 --          (1.41)             (1.41)       27.04
  1996               (.17)          (.47)              (.64)       25.26
  1995 (A)             --             --                 --        20.03
---------------------------------------------------------------------------
  TOTAL RETURN TRUST -- NAVIGATOR SHARES
  1999          $    (.65)    $    (1.20)     $       (1.85)  $    21.27
  1998               (.58)         (2.03)             (2.61)       24.87
  1997               (.56)          (.56)             (1.12)       19.53
  1996               (.65)            --               (.65)       16.52
  1995 (A)           (.06)          (.17)              (.23)       12.83
---------------------------------------------------------------------------
  AMERICAN LEADING COMPANIES TRUST -- NAVIGATOR SHARES
  1999 (D)      $      --     $     (.46)     $        (.46)  $    17.80
  1998                 --          (1.85)             (1.85)       17.95
  1997 (E)           (.12)          (.48)              (.60)       14.71
---------------------------------------------------------------------------
  SMALL-CAP VALUE TRUST -- NAVIGATOR SHARES
  1999 (F)      $      --     $       --      $          --   $     7.88

24  Legg Mason Equity Funds

                                                            RATIOS/SUPPLEMENTAL DATA
               -----------------------------------------------------------------------------------------------------
                                                         NET INVESTMENT
                                          EXPENSES         INCOME TO
 FOR THE                                 TO AVERAGE         AVERAGE                PORTFOLIO        NET ASSETS,
 YEARS ENDED        TOTAL RETURN         NET ASSETS        NET ASSETS            TURNOVER RATE     END OF YEAR
 MARCH 31,               (%)                (%)               (%)                    (%)         (THOUSANDS -- $)
--------------------------------------------------------------------------------------------------------------------
 VALUE TRUST -- NAVIGATOR SHARES
 1999                 51.33                .72               .6                     19.3            814,403
 1998                 56.90                .73               .9                     12.9            179,664
 1997                 34.97                .77              1.4                     10.5             83,752
 1996                 43.53                .82              1.8                     19.6             52,332
 1995 (A)              8.11(G)             .82(H)           1.8 (H)                 20.1(H)          36,519
--------------------------------------------------------------------------------------------------------------------
 SPECIAL INVESTMENT TRUST --
NAVIGATOR SHARES
 1999                 18.01                .78               .1                     47.8             71,492
 1998                 44.42                .80               --                     29.8             63,299
 1997                 12.81                .85               .1                     29.2             41,415
 1996                 29.85                .88              1.0                     35.6             35,731
 1995 (A)              4.81(G)             .90(H)           1.0 (H)                 27.5(H)          26,123
--------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN TRUST --  NAVIGATOR
SHARES
 1999                 (7.18)               .82              2.7                     44.2             15,275
 1998                 43.94                .83              3.1                     20.6             17,792
 1997                 25.67                .86              3.7                     38.4             10,048
 1996                 34.67                .94              4.2                     34.7              7,058
 1995 (A)              2.28(G)             .86(H)           3.6 (H)                 61.9(H)           4,823
--------------------------------------------------------------------------------------------------------------------
 AMERICAN LEADING COMPANIES TRUST -- NAVIGATOR SHARES
 1999 (D)              1.84(G)             .94(B,H)         .65(B,H)                47.6(H)              --
 1998                 36.68                .93(B)           .74(B)                  51.4                 82
 1997 (E)             15.16(G)             .86(B,H)         .98(B,H)                55.7(H)              55
--------------------------------------------------------------------------------------------------------------------
 SMALL-CAP VALUE TRUST -- NAVIGATOR
SHARES
 1999 (F)           (20.56)(G)             .90(C,H)         .71(C,H)                29.5(H)              40

(a) For the period December 1, 1994 (commencement of sale of Navigator Shares) to March 31, 1995.

(b) Net of fees waived by LMFA in excess of a voluntary expense limitation of .95% of average daily net assets. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for the period October 4, 1996 to March 31, 1997, for the year ended March 31, 1998, and for the period ended December 3, 1998, would have been 0.97%, 0.98% and 0.95%, respectively.

(c) Net of fees waived by LMFA in excess of a voluntary expense limitation of 1.00% of average daily net assets. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for the period June 19, 1998 to March 31, 1999, would have been 1.28%.

(d) American Leading Companies Navigator Shares were redeemed on December 3, 1998, and information is for the period then ended.

(e) For the period October 4, 1996 (commencement of sale of Navigator Shares) to March 31, 1997.

(f) For the period June 19, 1998 (commencement of sale of Navigator Shares) to March 31, 1997.

(g) Not annualized

(h) Annualized

                                                     Legg Mason Equity Funds  25

       LEGG MASON EQUITY FUNDS
       ---------------------------------------------------------------------
       The following additional information about each fund is available upon request and without charge:

       STATEMENT OF ADDITIONAL INFORMATION(SAI) - the SAI is filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into (is considered part of) this prospectus. The SAI provides additional details about each fund and its policies.

       ANNUAL AND SEMIANNUAL REPORTS - additional information about each fund's investments is available in the funds' annual and semiannual reports to shareholders. These reports provide detailed information about each fund's portfolio holdings and operating results.

         TO REQUEST THE SAI OR ANY REPORTS TO SHAREHOLDERS, OR TO OBTAIN MORE
       INFORMATION:

            - call toll-free 1-800-822-5544

            - visit us on the Internet via http://www.leggmason.com

            - write to us at:   Legg Mason Wood Walker, Incorporated
                                100 Light Street, P.O. Box 1476
                                Baltimore, Maryland 21203-1476

       Information about the funds, including the SAI, can be reviewed and copied at the SEC's public reference room in Washington, DC (phone 1-800-SEC-0330). Reports and other information about the funds are available on the SEC's Internet site at http://www.sec.gov. Investors may also write to: SEC, Public Reference Section, Washington, DC 20549-6009. A fee will be charged for making copies.